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                                                                Exhibit 10(o)(1)



                        MACHINE TOOLS EQUIPMENT SCHEDULE
                                SCHEDULE NO. 017
                            DATED THIS JUNE 1, 1997
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 21, 1994



Lessor & Mailing Address:                                Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION                     AUTOCAM CORPORATION
1787 SENTRY PARKWAY/WEST 16 SENTRY PARK/WEST, SUITE 200  4070 E. PARIS AVENUE
BLUE BELL, PA 19422                                      KENTWOOD, MI 49512



Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("AGREEMENT"; said Agreement and this Schedule being collectively referred to as "LEASE").

A.     EQUIPMENT

       Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.     FINANCIAL TERMS

       1. Advance Rent (if any):  $33,982.25.

       2. Capitalized Lessor's Cost:  $2,795,661.99.

       3. Basic Term Lease Rate Factor:  .01215535.

       4. Daily Lease Rate Factor:  .00040518.

       5. Basic Term (No. of Months):  Ninety-Six (96) Months.

       6. Basic Term Commencement Date:  June 1, 1997.

       7. Equipment Location:  4070 E. Paris Avenue, Kentwood, MI 49512.

       8. Lessee Federal Tax ID No:  382790152.

       9. Supplier:  Mikron Corp Monroe.
      10. Last Delivery Date:  _____________________
      11. First Termination Date: Thirty-Six (36) months after the Basic Term Commencement Date.


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C.     TAX BENEFITS

       Depreciation Deductions:

  a. Depreciation Method: 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

       b. Recovery Period:  SEVEN (7) YEARS.

       c. Basis:  100% of Capitalized Lessor's Cost.

D.     TERM AND RENT

  1.   Interim Rent.  For the period from and including the Lease
       Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on NOT APPLICABLE.

  2. Basic Term Rent. Commencing on JUNE 1, 1997 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

  3. Adjustment to Capitalized Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than ten percent (10%) to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Capitalized Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Capitalized Lessor's Cost, if different from that disclosed on this Schedule.


IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.


    LESSOR:                                     LESSEE:

    GENERAL ELECTRIC CAPITAL CORPORATION        AUTOCAM CORPORATION

    By:                                         By:  /s/  Warren A. Veltman
    ---------------------------                 ---------------------------

    Name:                                       Name:  Warren A. Veltman
    ---------------------------                 ---------------------------

    Title:
    ---------------------------                 Title:  Treasurer
                                                ---------------------------

                                                ATTEST

                                                By:  /s/  Darlynn Jansen
                                                ---------------------------

                                                Name:  Darlynn Jansen
                                                ---------------------------



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                                    ADDENDUM
                              TO SCHEDULE NO. 017
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 21, 1994


     THIS ADDENDUM (this "ADDENDUM") amends and supplements the above referenced schedule (the "SCHEDULE") to the above referenced lease (the "LEASE"), between GENERAL ELECTRIC CAPITAL CORPORATION ("LESSOR") and AUTOCAM CORPORATION ("LESSEE") and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     For purposes of this Schedule only, the Lease is amended by adding the following thereto:

EARLY PURCHASE OPTION.

     (a) Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE'S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the "EARLY PURCHASE DATE") which is 72 months from the Basic Term Commencement Date of the Schedule for a price equal to $1,231,098.00 (the "BIV EARLY OPTION PRICE"), plus all applicable sales taxes on an AS IS BASIS. Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in Section XIX(b) hereof) of the Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by Sections VII or XI of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement. (The purchase option granted by this subsection shall be referred to herein as the "EARLY PURCHASE OPTION".)

     (b) If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.



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IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.


    LESSOR:                                     LESSEE:

    GENERAL ELECTRIC CAPITAL CORPORATION        AUTOCAM CORPORATION

    By:                                         By:  /s/  Warren A. Veltman
       ---------------------------              ---------------------------

    Name:                                       Name:  Warren A. Veltman
    ---------------------------                 ---------------------------

    Title:                                      Title:  Treasurer
    ---------------------------                 ---------------------------

                                                ATTEST

                                                By:  /s/  Darlynn Jansen
                                                ---------------------------

                                                Name:  Darlynn Jansen
                                                ---------------------------



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


                                    ANNEX A
                                       TO
                                SCHEDULE NO. 017
                           TO MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 21, 1994

                            DESCRIPTION OF EQUIPMENT



NUMBER       COST
OF UNITS  PER UNIT     MANUFACTURER  SERIAL NUMBERS  TYPE AND MODEL OF EQUIPMENT


One (1)   $797,306.53  Mikron        KA6026M         Model CX-24 Rotary
                                                     Transfer Machine
One (1)   $749,230.58  Mikron        KA6027M         Model CX-24 Rotary
                                                     Transfer Machine
One (1)   $596,242.20  Mikron        KA6025M         Model CX-24 Rotary
                                                     Transfer Machine
One (1)   $652,882.68  Mikron        KA6029M         Model CX-24 Rotary
                                                     Transfer Machine

The above is a complete list of the equipment and all attachments related to the equipment.




             Initials:                                 /s/     WAV
                       ----------------------------    -----------
                       Lessor                          Lessee


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